:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2014

C1 FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-36595 (Commission File Number)	46-4241720 (IRS Employer Identification No.)

100 5th Street South

St. Petersburg, Florida 33701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 266-2265

___________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 17, 2014, Kathryn B. Pemble ceased to be the President of C1 Financial, Inc. (the “Registrant”) and its wholly-owned subsidiary C1 Bank (the “Bank”). Ms. Pemble was appointed on the same date Executive Vice President, Florida Market President and continues in her role as Director and Vice Chairman of the Board of Directors. Mr. Trevor R. Burgess became the President of the Registrant and the Bank in addition to his positions as Chief Executive Officer and Director of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C1 FINANCIAL, INC.

By:	/s/ Trevor R. Burgess
Trevor R. Burgess
President and Chief Executive Officer

Date: October 20, 2014